UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2008 - JUNE 30, 2008

                                             (Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

SEMI-ANNUAL REPORT

Managers AMG

June 30, 2008

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund

Managers AMG Funds

TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund

Semi-Annual Report — June 30, 2008 (unaudited)

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

FUND PERFORMANCE	4

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	5

TimesSquare Mid Cap Growth Fund	8

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	11

Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	12

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	13

Detail of changes in Fund assets for the past two periods

FINANCIAL HIGHLIGHTS	14

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	16

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	20

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As you are undoubtedly aware, the financial markets were under significant pressure during a majority of the six-month period ending June 30, 2008 (the “period”). The period began with the major U.S. equity markets seeing their worst returns in 5 1/2 years during the first quarter, largely driven by investor concerns over the economic impact of a decline in U.S. home values and the related devaluation of the mortgage-securities market. After the Federal Reserve’s mid-March establishment of the credit facility to extend overnight funds to primary dealers and the bail out of Bear Stearns, the second quarter started with many investors believing that the worst of the credit crunch was over, that economic growth would begin to bounce back later in the year, and that stock prices, in anticipation of future growth, would advance. The stock market roughly followed that projected course until approximately mid-to-late May. Stocks, unfortunately, then sold off during the remainder of the quarter as investors’ concerns over surging energy and food prices, continued fallout from the credit crisis, slow economic growth, and declining corporate profits took center stage. Time may tell if the concerns are completely justified. In the short term, however, the pain in the financial markets has been all too real.

The resulting impact on the equity markets was widespread. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -11.2%, -9.4% and -11.1%, respectively. Despite underperforming during the first quarter, growth indices outperformed their value counterparts for the period (e.g., Russell 3000® Growth Index -9.0% versus Russell 3000® Value Index -13.3%). Within the Russell 3000® Index, all sectors except energy (+12.8%) and materials (+2.3%) were down, with financials experiencing the largest decline (-27.0%). Even with the benefit of currencies that were strong relative to the U.S. Dollar for the period, foreign stock markets offered little help in the way of diversification. For the period, the MSCI EAFE Index returned -11.0% (U.S. Dollars), while the MSCI Emerging Markets Index declined by 11.8%. Conversely, bonds generated mostly positive results as the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Global Aggregate Index returned 1.1% and 3.4% (U.S. Dollars), respectively.

Against this backdrop, the performance of the Managers AMG TimesSquare Small Cap Growth Fund and the Managers AMG TimesSquare Mid Cap Growth Fund (each a “Fund,” and collectively the “Funds”) was challenged on an absolute basis, as detailed below.

Periods Ended 06/30/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
TimesSquare Small Cap Growth Fund
Institutional Class	(9.97)%	(9.22)%	7.87%	11.50%		6.13%	1/21/2000
Premier Class	(9.97)%	(9.29)%	7.75%	11.36%		6.00%	1/21/2000
Russell 2000® Growth Index	(8.93)%	(10.83)%	6.08%	10.37%	2.80%	(1.41)%	1/21/2000
TimesSquare Mid Cap Growth Fund
Institutional Class	(6.33)%	(6.12)%	10.12%			9.35%	3/4/2005
Premier Class	(6.35)%	(6.29)%	9.98%			9.20%	3/4/2005
Russell Midcap® Growth Index	(6.81)%	(6.42)%	8.19%	12.32%	5.64%	7.54%	3/4/2005

Note: Returns greater than one year are annualized.

For the six-month period ended June 30, 2008, the Managers AMG TimesSquare Small Cap Growth Fund (Institutional Class) returned -9.97% while its benchmark, the Russell 2000® Growth Index, returned -8.93%. Despite generating results that trailed the benchmark for the period, the Fund has still performed quite well over the past one-, three- and five-year periods relative to its benchmark and peer universe.

During the period, the Fund’s underperformance relative to the benchmark was driven primarily by weak performance among holdings in the energy, industrials, and financials sectors. Two stocks, in particular, especially hurt performance. The first, DealerTrack Holdings, Inc. reported solid

Letter to Shareholders (continued)

earnings in the first quarter but was hurt when management provided conservative 2008 guidance due to the consumer slowdown and credit crisis. The second stock, Huron Consulting Group, Inc. reported a negative pre-announcement on lower revenues due to the timing of projects, leading to lower-than-expected utilization of their consultants in one business segment. Partially offsetting weak stock performance in the aforementioned sectors were strong stock returns within the technology sector. For example, Solera Holdings, an integrated group of leading automotive claims solutions companies, contributed positively to the Fund’s results. The Fund also benefitted from having underweights in the weak-performing health care and consumer discretionary sectors of the market.

For the six-month period ended June 30, 2008, the TimesSquare Mid Cap Growth Fund (Institutional Class) returned -6.33%, slightly outperforming its benchmark, the Russell Midcap® Growth Index, which returned -6.81%. Similarly, this Fund has exceeded its benchmark on a one-year, three-year and since inception basis.

During the period, the Fund’s outperformance relative to that of the benchmark was driven primarily by strong stock selection within the industrials sector and, secondarily, by its holdings in health care. Within industrials, ChoicePoint, Inc. and DRS Technologies, Inc. were among the top performers. ChoicePoint, which provides identification and credential verification services in the United States, benefited from news of an all-cash acquisition by Reid Elsevier, the owner of the LexisNexis database. DRS Technologies, a leading supplier of integrated products, services and support to military forces, intelligence agencies and prime contractors worldwide, benefited from recent Pentagon orders for MRAP vehicles and strong Army demand for other systems and equipment. DRS also signed a definitive merger agreement with Finmeccanica, which will acquire 100% of the company’s stock for cash. Both Choice Point, and DRS were sold during the period. Within health care, Edwards Lifesciences, Corp., a leading global manufacturer of heart valves, reported a quarter that beat top- and bottom-line estimates, and raised sales guidance for its newest valve for high-risk patients. Partially offsetting the strong stock selection in industrials and health care was the Fund’s underweight to the thriving energy sector and somewhat weak stock selection in the financials sector.

TimesSquare Capital Management, LLC (“TimesSquare”), subadvisor to both Funds, recognizes that the “recession” and “bear” labels have been on many investors’ minds as they view the economic and market horizon. TimesSquare, however, remains focused on bottom-up identification and analysis of strong businesses with top-flight management. TimesSquare believes that the companies it identifies should be able to produce consistent growth regardless of the environment. TimesSquare’s goal is to build a portfolio of these companies that management feels will preserve capital in difficult periods, and boost it in better times.

The following report covers the six-month period ended June 30, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur Senior Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2008	Expense Ratio for the Period	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
TimesSquare Small Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.05%	$1,000	$900	$4.96
Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.28
Premier Class Shares
Based on Actual Fund Return	1.15%	$1,000	$900	$5.44
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.78
TimesSquare Mid Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.08%	$1,000	$937	$5.18
Based on Hypothetical 5% Annual Return	1.08%	$1,000	$1,020	$5.41
Premier Class Shares
Based on Actual Fund Return	1.28%	$1,000	$937	$6.15
Based on Hypothetical 5% Annual Return	1.28%	$1,000	$1,019	$6.41

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Managers AMG Funds Performance

All periods ended June 30, 2008 (unaudited)

	Average Annual Total Returns[1]
	Six Months	One Year	Five Years	Since Inception	Inception Date
TimesSquare Small Cap Growth Fund[2,3]
Institutional Class	(9.97)%	(9.22)%	11.50%	6.13%	1/21/2000
Premier Class	(9.97)%	(9.29)%	11.36%	6.00%	1/21/2000
Russell 2000® Growth Index[4]	(8.93)%	(10.83)%	10.37%	(1.41)%	1/21/2000
TimesSquare Mid Cap Growth Fund[5]
Institutional Class	(6.33)%	(6.12)%	—	9.35%	3/4/2005
Premier Class	(6.35)%	(6.29)%	—	9.20%	3/4/2005
Russell Midcap® Growth Index[6]	(6.81)%	(6.42)%	12.32%	7.54%	3/4/2005

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2008. All returns are in U.S. dollars($).

[2]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]	The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[5]

Mid capitalization securities are subject to market, liquidity and information risk. Mid size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.

[6]

The Fund is measured against the Russell Midcap® Growth Index a market capitalization-weighted index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth rates. The Russell Midcap® Growth Index is registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

TimesSquare Small Cap Growth Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	TimesSquare Small Cap Growth**	Russell 2000® Growth
Information Technology	28.2%	21.7%
Industrials	18.6%	18.7%
Energy	12.7%	12.9%
Health Care	11.6%	22.0%
Financials	10.0%	4.5%
Consumer Discretionary	9.1%	12.3%
Consumer Staples	3.5%	2.5%
Telecommunication Services	1.6%	1.4%
Utilities	0.9%	0.8%
Materials	0.0%	3.2%
Other Assets and Liabilities	3.8%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Solera Holdings, Inc.*	3.1%
Global Payments, Inc.*	2.7
Arena Resources, Inc.	2.1
Concho Resources, Inc.	2.0
Bio-Rad Laboratories, Inc.*	1.9
Haemonetics Corp.*	1.9
NATCO Group, Inc.	1.7
T-3 Energy Services, Inc.	1.6
Ultimate Software Group, Inc., The	1.5
Capella Education Co.	1.4

Top Ten as a Group	19.9%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 96.2%
Consumer Discretionary - 9.1%
American Public Education, Inc.*	160,000		$6,246,400
Arbitron, Inc.	100,000	[2]	4,750,000
Capella Education Co.*	139,600		8,327,140
Corinthian Colleges, Inc.*	442,400	[2]	5,136,264
Dolan Media Co.*	195,000	[2]	3,549,000
FGX International Holdings, Ltd.*	210,000		1,688,400
Gaylord Entertainment Co., Class A*	195,000		4,672,200
Hibbett Sports, Inc.*	140,000		2,954,000
Iconix Brand Group, Inc.*	250,000		3,020,000
Monro Muffler Brake, Inc.	184,700		2,861,003
Orient-Express Hotels, Ltd.	90,000		3,909,600
Pool Corp.	150,037		2,664,657
RC2 Corp.*	145,900		2,707,904
RRSat Global Communications Network, Ltd.*	238,200		2,563,032

Total Consumer Discretionary			55,049,600

Consumer Staples - 3.5%
Chattem, Inc.*	108,200	[2]	7,038,410
Green Mountain Coffee Roasters, Inc.*	80,000	[2]	3,005,600
Herbalife, Ltd.	145,000		5,618,750
Smart Balance, Inc.*	300,000		2,163,000
United Natural Foods, Inc.*	180,000	[2]	3,506,400

Total Consumer Staples			21,332,160

Energy - 12.7%
Arena Resources, Inc.*	240,500		12,703,210
Bolt Technology Corp.*	148,900		3,360,673
Cal Dive International, Inc.*	355,800		5,084,382
Concho Resources, Inc.*	321,416	[2]	11,988,817
Exterran Holdings, Inc.*	115,900	[2]	8,285,691
Hercules Offshore, Inc.*	130,036		4,943,969
Matador Resources Co.[4,5]	125,000		3,750,000
NATCO Group, Inc.*	188,000		10,251,640
Quicksilver Resources, Inc.*	90,000		3,477,600
Rex Energy Corp.*	132,000	[2]	3,484,800
T-3 Energy Services, Inc.*	125,000		9,933,750

Total Energy			77,264,532

Financials - 10.0%
Amerisafe, Inc.*	213,200	[2]	3,398,408
Argo Group International Holdings, Ltd.*	201,566		6,764,555
Assured Guaranty, Ltd.	295,000		5,307,050
Cohen & Steers, Inc.	90,900		2,360,673
DuPont Fabros Technology, Inc.	280,000		5,219,200
Evercore Partners, Inc., Class A	200,000		1,900,000
HFF, Inc., Class A*	600,000		3,414,000
Jefferies Group, Inc.	245,000	[2]	4,120,900
National Financial Partners Corp.	135,800	[2]	2,691,556
optionsXpress, Inc.	330,000		7,372,200
Portfolio Recovery Associates, Inc.	170,000		6,375,000
Primus Guaranty, Ltd.*	275,473		801,626
Resource America, Inc.	170,000		1,584,400
Safety Insurance Group, Inc.	104,400	[2]	3,721,860
Virginia Commerce Bancorp, Inc.*	228,500		1,185,915
Wintrust Financial Corp.	185,900	[2]	4,433,715

Total Financials			60,651,058

Health Care - 11.6%
Align Technology, Inc.*	255,000	[2]	2,674,950
American Dental Partners, Inc.*	212,000		2,516,440
ArthroCare Corp.*	120,000	[2]	4,897,200
AtriCure, Inc.*	210,000		2,265,900
BioMarin Pharmaceutical, Inc.*	176,000		5,100,480
Bio-Rad Laboratories, Inc.*	145,000	[2]	11,729,050
Emergency Medical Services Corp., Class A*	110,000	[2]	2,489,300
Haemonetics Corp.*	210,000		11,646,600
Magellan Health Services, Inc.*	160,000		5,924,800
MedAssets, Inc.*	295,700		5,041,685
Mentor Corp.	205,000	[2]	5,703,100
Qiagen N.V.*	225,384	[2]	4,536,980
Stereotaxis, Inc.*	345,000		1,849,200
Volcano Corp.*	300,000		3,660,000

Total Health Care			70,035,685

Industrials - 18.6%
Advisory Board Co., The*	130,000		5,112,900
Aecom Technology Corp.*	170,000	[2]	5,530,100
American Reprographics Co.*	200,986		3,346,417
Clean Harbors, Inc.*	55,000	[2]	3,908,300
Corporate Executive Board Co.	133,500		5,613,675
CoStar Group, Inc.*	154,000	[2]	6,845,300
Duff & Phelps Corp., Class A*	180,000		2,980,800
Hub Group, Inc.*	200,000	[2]	6,826,000
Huron Consulting Group, Inc.*	105,000		4,760,700
Interline Brands, Inc.*	270,000		4,301,100
Middleby Corp., The*	139,000	[2]	6,103,490
Mobile Mini, Inc.*	377,600		7,552,000
On Assignment, Inc.*	560,000		4,491,200

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 18.6% (continued)
Orbital Sciences Corp.*	283,500		$6,679,260
RBC Bearings, Inc.*	180,000		5,997,600
Regal-Beloit Corp.	110,000	[2]	4,647,500
Resources Connection, Inc.	368,240		7,493,684
Stanley, Inc.*	230,000		7,709,600
Stericycle, Inc.*	49,100		2,538,470
Transdigm Group, Inc.*	126,000	[2]	4,232,340
UTI Worldwide, Inc.	310,000	[2]	6,184,500

Total Industrials			112,854,936

Information Technology - 28.2%
Alvarion, Ltd.*	430,000		3,035,800
Applied Micro Circuits Corp.*	390,250	[2]	3,340,540
Ariba, Inc.*	194,400	[2]	2,859,624
Blackboard, Inc.*	180,000		6,881,400
Cognex Corp.	292,000		6,730,600
Commvault Systems, Inc.*	200,000		3,328,000
Constant Contact, Inc.*	228,319		4,303,813
CyberSource Corp.*	266,175		4,453,108
DealerTrack Holdings, Inc.*	405,000		5,714,550
Dice Holdings, Inc.*	235,400		1,944,404
Global Payments, Inc.	355,000	[2]	16,543,000
Informatica Corp.*	372,800	[2]	5,606,912
J2 Global Communications, Inc.*	350,000		8,050,000
Jack Henry & Associates, Inc.	350,000	[2]	7,574,000
Knot, Inc., The*	200,000		1,956,000
Kulicke & Soffa Industries, Inc.*	450,000	[2]	3,280,500
Monolithic Power Systems, Inc.*	279,000		6,031,980
Monotype Imaging Holdings, Inc.*	200,000	[2]	2,436,000
Netezza Corp.*	401,000		4,603,480
NeuStar, Inc., Class A*	265,000	[2]	5,713,400
Neutral Tandem, Inc.*	150,000	[2]	2,625,000
Power Integrations, Inc.*	53,600		1,694,296
SI International, Inc.*	250,000		5,235,000
SkillSoft PLC*	885,400		8,004,016
Solera Holdings, Inc.*	680,120	[2]	18,812,119
Synaptics, Inc.*	128,200		4,836,986
Ultimate Software Group, Inc., The*	249,700		8,896,811
Varian Semiconductor Equipment Associates, Inc.*	111,000	[2]	3,865,020
ViaSat, Inc.*	270,000		5,456,700
Wright Express Corp.*	280,050		6,945,240

Total Information Technology			170,758,299

Telecommunication Services - 1.6%
General Communication, Inc., Class A*	400,000		2,748,000
NTELOS Holdings Corp.	275,000		6,976,750

Total Telecommunication Services			9,724,750

Utilities - 0.9%
ITC Holdings Corp.	109,100		5,576,101

Total Common Stocks (cost $599,781,280)			583,247,121

Other Investment Companies - 24.0%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	116,853,967		116,853,967
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	21,550,891		21,550,891
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.68%	7,016,614		7,016,614

Total Other Investment Companies (cost $145,421,472)			145,421,472

Total Investments - 120.2% (cost $745,202,752)			728,668,593

Other Assets, less Liabilities - (20.2)%			(122,590,216)

Net Assets - 100.0%			$606,078,377

Note: Based on the cost of investments of $746,380,628 for Federal income tax purposes at June 30, 2008, the aggregate gross unrealized appreciation and depreciation were $65,518,909 and $83,230,944, respectively, resulting in net unrealized depreciation of investments of $17,712,035.

*	Non income producing security.

1	Yield shown for an investment company represents the June 30, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

2	Some or all of these shares, amounting to a market value of $111,646,552, or 18.4% of net assets, were out on loan to various brokers.
3	Collateral received from brokers for securities lending was invested in this short-term investment.

4	Private Placement: New or secondary issue of stock sold directly to a group of investors. The security’s public resale is restricted until it is negotiated with the SEC under the Securities Act of 1933. This security was acquired on 4/21/06 at a cost of $3,375,000 and comprises 0.56% of the net assets of the Fund.

5	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The value shown for this security is a Fair Value price as determined under procedures approved by the Fund’s Board of Trustees.

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Fund Snapshots

June 30, 2008 (unaudited)

Industry	TimesSquare Mid Cap Growth**	Russell Midcap® Growth
Information Technology	20.2%	19.8%
Health Care	18.2%	10.7%
Industrials	14.7%	18.1%
Consumer Discretionary	12.5%	15.8%
Energy	11.2%	14.1%
Financials	6.9%	6.0%
Telecommunication Services	4.7%	2.6%
Materials	3.5%	4.9%
Consumer Staples	3.1%	3.5%
Utilities	0.0%	4.5%
Other Assets and Liabilities	5.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
DaVita, Inc.*	4.8%
Amdocs, Ltd.*	3.2
American Tower Corp., Class A*	3.2
Denbury Resources, Inc.*	2.6
Shire Pharmaceuticals PLC*	2.6
Discovery Holding Co.*	2.2
Forest Oil Corp.	2.2
Range Resources Corp.*	2.0
VeriSign, Inc.	1.8
Ultra Petroleum Corp.	1.8

Top Ten as a Group	26.4%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 95.0%
Consumer Discretionary - 12.5%
Apollo Group, Inc., Class A*	95,100		$4,209,126
Autoliv, Inc.	120,500	[2]	5,617,710
Central European Media Enterprises Ltd., Class A*	54,900	[2]	4,970,097
Discovery Holding Co.*	678,400		14,897,664
Focus Media Holding, Ltd.*	184,600	[2]	5,117,112
Lamar Advertising Co.*	297,100	[2]	10,704,513
National CineMedia, Inc.	438,900		4,678,674
Pool Corp.	315,600	[2]	5,605,056
Strayer Education, Inc.	41,600	[2]	8,697,312
Tiffany & Co.	226,800		9,242,100
Virgin Media, Inc.	684,200		9,311,962

Total Consumer Discretionary			83,051,326

Consumer Staples - 3.1%
Energizer Holdings, Inc.*	101,900	[2]	7,447,871
Herbalife, Ltd.	255,200		9,889,000
Smithfield Foods, Inc.*	160,300	[2]	3,186,764

Total Consumer Staples			20,523,635

Energy - 11.2%
BJ Services Co.	224,400	[2]	7,167,336
Cameron International Corp.*	170,100	[2]	9,415,035
Denbury Resources, Inc.*	478,352		17,459,848
Forest Oil Corp.*	197,300	[2]	14,698,850
Range Resources Corp.	204,700		13,416,038
Ultra Petroleum Corp.*	123,300	[2]	12,108,060

Total Energy			74,265,167

Financials - 6.9%
CapitalSource, Inc.	655,900		7,267,372
Fortress Investment Group LLC, Class A	281,100	[2]	3,463,152
Invesco, Ltd.	369,900		8,870,202
Jones Lang LaSalle, Inc.	85,000	[2]	5,116,150
Markel Corp.*	9,000		3,303,000
RenaissanceRe Holdings, Ltd.	216,400		9,666,588
SEI Investments Co.	355,100		8,351,952

Total Financials			46,038,416

Health Care - 18.2%
Cephalon, Inc.*	167,700	[2]	11,183,913
DaVita, Inc.*	596,000		31,665,480
Edwards Lifesciences Corp.*	181,500		11,260,260
Express Scripts, Inc.*	76,100	[2]	4,772,992
Hologic, Inc.*	196,000	[2]	4,272,800
Hospira, Inc.*	231,600		9,289,476
Laboratory Corp. of America Holdings*	98,000	[2]	6,823,740
Mindray Medical International Ltd. (ADR)	152,000	[2]	5,672,640
ResMed, Inc.*	277,500	[2]	9,917,850
Shire Pharmaceuticals PLC	354,700	[2]	17,426,411
Varian Medical Systems, Inc.*	162,000	[2]	8,399,700

Total Health Care			120,685,262

Industrials - 14.7%
Ametek, Inc.	150,000		7,083,000
Bucyrus International, Inc.	83,800	[2]	6,119,076
CH Robinson Worldwide, Inc.	172,600	[2]	9,465,384
Copart, Inc.*	250,100	[2]	10,709,282
Dun & Bradstreet Corp., The	121,900		10,683,316
Expeditors International of Washington, Inc.	114,000	[2]	4,902,000
Fastenal Co.	209,600	[2]	9,046,336
Harsco Corp.	160,300		8,721,923
Ingersoll-Rand Co., Class A	157,400		5,891,482
ITT Industries, Inc.	97,900	[2]	6,200,007
Joy Global, Inc.	71,500		5,421,845
Rockwell Collins, Inc.	111,700	[2]	5,357,132
UTI Worldwide, Inc.	411,800		8,215,410

Total Industrials			97,816,193

Information Technology - 20.2%
Alliance Data Systems Corp.*	199,700	[2]	11,293,035
Amdocs, Ltd.*	732,300		21,544,266
Analog Devices, Inc.	178,500	[2]	5,670,945
ASML Holding, N.V.	159,000	[2]	3,879,600
Broadcom Corp., Class A*	278,600		7,602,994
CA, Inc.	436,400	[2]	10,076,476
DST Systems, Inc.*	140,000	[2]	7,707,000
Global Payments, Inc.	236,500		11,020,900
Intersil Corp., Class A	244,100		5,936,512
Maxim Integrated Products, Inc.	307,800		6,509,970
Microchip Technology, Inc.	221,900	[2]	6,776,826
NeuStar, Inc., Class A*	517,800	[2]	11,163,768
Nvidia Corp.*	325,500		6,093,360
Total System Services, Inc.	293,400	[2]	6,519,348
VeriSign, Inc.*	321,800	[2]	12,164,040

Total Information Technology			133,959,040

Materials - 3.5%
Cleveland-Cliffs, Inc.	24,900	[2]	2,967,831
Ecolab, Inc.	212,000	[2]	9,113,880

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 3.5% (continued)
Martin Marietta Materials, Inc.	45,400	[2]	$4,702,986
Pactiv Corp.*	302,600	[2]	6,424,198

Total Materials			23,208,895

Telecommunication Services - 4.7%
American Tower Corp., Class A*	509,200		21,513,700
SBA Communications Corp.*	272,800	[2]	9,823,528

Total Telecommunication Services			31,337,228

Total Common Stocks (cost $653,118,043)			630,885,162

Other Investment Companies - 26.7%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	142,388,919		142,388,919
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.68%	13,022,080		13,022,080
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	22,038,167		22,038,167

Total Other Investment Companies (cost $177,449,166)			177,449,166

Total Investments - 121.7% (cost $830,567,209)			808,334,328

Other Assets, less Liabilities - (21.7)%			(144,440,183)

Net Assets - 100.0%			$663,894,145

Note: Based on the cost of investments of $832,641,503 for Federal income tax purposes at June 30, 2008, the aggregate gross unrealized appreciation and depreciation were $51,440,402 and $75,747,577, respectively, resulting in net unrealized depreciation of investments of $24,307,175.

*	Non income producing security.

[1]	Yield shown for an investment company represents the June 30, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $138,235,571, or 20.8% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investments Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

June 30, 2008 (unaudited)

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $111,646,552 and $138,235,571, respectively)	$728,668,593	$808,334,328
Receivable for investments sold	2,033,355	3,145,932
Receivable for Fund shares sold	166,348	9,234,502
Dividends and other receivables	324,930	313,282
Prepaid expenses	34,456	51,395

Total assets	731,227,682	821,079,439

Liabilities:
Payable upon return of securities loaned	116,853,967	142,388,919
Payable for investments purchased	6,089,551	13,006,696
Payable for Fund shares purchased	1,573,877	1,155,487
Accrued expenses:
Investment advisory and management fees	515,418	550,339
Other	116,492	83,853

Total liabilities	125,149,305	157,185,294

Net Assets	$606,078,377	$663,894,145

Institutional Class Shares:
Net Assets	$462,608,691	$444,100,910
Shares outstanding	44,121,869	35,758,161

Net asset value, offering and redemption price per share	$10.48	$12.42

Premier Class Shares:
Net Assets	$143,469,686	$219,793,235
Shares outstanding	13,815,394	17,755,896

Net asset value, offering and redemption price per share	$10.38	$12.38

Net Assets Represent:
Paid-in capital	$586,802,619	$670,822,103
Undistributed net investment income (loss)	(1,154,921)	161,001
Accumulated net realized gain from investments	36,964,838	15,143,922
Net unrealized depreciation of investments	(16,534,159)	(22,232,881)

Net Assets	$606,078,377	$663,894,145

* Investments at cost	$745,202,752	$830,567,209

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the six months ended June 30, 2008 (unaudited)

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Investment Income:
Dividend income	$1,684,290	$3,227,766
Foreign withholding tax	—	(12,399)
Securities lending fees	384,043	283,609

Total investment income	2,068,333	3,498,976

Expenses:
Investment advisory and management fees	3,022,555	3,058,958
Shareholder servicing fees - Premier Class	73,099	197,589
Professional fees	62,157	64,805
Custodian	53,895	56,740
Transfer agent	36,165	35,977
Trustees fees and expenses	21,528	19,476
Registration fees	21,239	25,860
Reports to shareholders	4,716	18,704
Miscellaneous	14,466	12,576

Total expenses before expense offsets	3,309,820	3,490,685

Expense reimbursement	(61,245)	—
Expense reductions	(24,729)	(62,427)
Expense Waiver	(592)	(1,073)

Net expenses	3,223,254	3,427,185

Net investment income (loss)	(1,154,921)	71,791

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	19,278,597	10,950,867
Net unrealized depreciation of investments	(83,626,512)	(52,751,299)

Net realized and unrealized loss	(64,347,915)	(41,800,432)

Net decrease in net assets resulting from operations	($65,502,836)	($41,728,641)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the six months ended June 30, 2008 (unaudited) and for the year ended December 31, 2007

	TimesSquare Small Cap Growth		TimesSquare Mid Cap Growth
	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	($1,154,921)	($1,659,115)	$71,791	$1,408,392
Net realized gain on investments	19,278,597	107,962,386	10,950,867	37,288,702
Net unrealized appreciation (depreciation) of investments	(83,626,512)	(43,608,107)	(52,751,299)	2,987,537

Net increase (decrease) in net assets resulting from operations	(65,502,836)	62,695,164	(41,728,641)	41,684,631

Distributions to Shareholders:
From net investment income:
Institutional Class Shares	—	—	—	(1,060,401)
Premier Class Shares	—	—	—	(258,825)
From net realized capital gains:
Institutional Class Shares	—	(76,003,859)	—	(22,321,717)
Premier Class Shares	—	(25,044,367)	—	(12,081,038)

Total distributions to shareholders	—	(101,048,226)	—	(35,721,981)

From Capital Share Transactions:
Proceeds from sale of shares	38,855,979	75,421,340	182,824,987	361,041,780
Reinvestment of dividends and distributions	—	99,754,717	—	32,343,012
Cost of shares repurchased	(30,563,247)	(115,978,043)	(79,055,331)	(109,113,381)

Net increase from capital share transactions	8,292,732	59,198,014	103,769,656	284,271,411

Total increase (decrease) in net asssets	(57,210,104)	20,844,952	62,041,015	290,234,061

Net Assets:
Beginning of period	663,288,481	642,443,529	601,853,130	311,619,069

End of period	$606,078,377	$663,288,481	$663,894,145	$601,853,130

End of period undistributed net investment income (loss)	($1,154,921)	—	$161,001	$89,210

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund Financial Highlights

For a share outstanding throughout each period

	For the six months ended June 30, 2008	For the year ended December 31,
		2007	2006	2005	2004	2003
Institutional Class	(unaudited)
Net Asset Value, Beginning of Period	$11.64	$12.42	$12.08	$11.88	$11.06	$8.16

Income from Investment Operations:
Net investment loss [3]	(0.02)	(0.03)	(0.04)	(0.05)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.14)	1.32	2.03	1.60	1.30	3.15

Total from investment operations	(1.16)	1.29	1.99	1.55	1.22	3.06

Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.07)	(0.13)
Net realized gain on investments	—	(2.07)	(1.65)	(1.35)	(0.33)	(0.03)

Total distribution to shareholders	—	(2.07)	(1.65)	(1.35)	(0.40)	(0.16)

Net Asset Value End of Period	$10.48	$11.64	$12.42	$12.08	$11.88	$11.06

Total Return [1]	(9.97)%[4]	10.00%	16.49%	13.44%	11.05%	37.48%

Ratio of net operating expenses to average net assets	1.04%[5]	1.04%	1.03%	1.05%	1.05%	1.05%
Ratio of net investment loss to average net assets [1]	(0.36)%[5]	(0.22)%	(0.31)%	(0.38)%	(0.79)%	(0.86)%
Portfolio turnover	32%[4]	82%	62%	76%	70%	61%
Net assets at end of period (000’s omitted)	$462,609	$500,809	$465,142	$445,485	$410,171	$324,742

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.07%[5]	1.07%	1.07%	1.09%	1.09%	1.12%
Ratio of net investment loss to average net assets	(0.39)%[5]	(0.25)%	(0.35)%	(0.42)%	(0.83)%	(0.93)%

	For the six months ended June 30, 2008	For the year ended December 31,
		2007	2006	2005	2004	2003
Premier Class	(unaudited)
Net Asset Value, Beginning of Period	$11.53	$12.32	$12.00	$11.83	$11.02	$8.12

Income from Investment Operations:
Net investment loss [3]	(0.02)	(0.04)	(0.05)	(0.06)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	(1.13)	1.30	2.02	1.58	1.29	3.16

Total from investment operations	(1.15)	1.26	1.97	1.52	1.19	3.05

Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.05)	(0.12)
Net realized gain on investments	—	(2.05)	(1.65)	(1.35)	(0.33)	(0.03)

Total distribution to shareholders	—	(2.05)	(1.65)	(1.35)	(0.38)	(0.15)

Net Asset Value End of Period	$10.38	$11.53	$12.32	$12.00	$11.83	$11.02

Total Return [1]	(9.97)%[4]	9.84%	16.44%	13.24%	10.80%	37.53%

Ratio of net operating expenses to average net assets	1.14%[5]	1.14%	1.10%	1.21%	1.25%	1.25%
Ratio of net investment loss to average net assets [1]	(0.46)%[5]	(0.33)%	(0.38)%	(0.51)%	(0.99)%	(1.06)%
Portfolio turnover	32%[4]	82%	62%	76%	70%	61%
Net assets at end of period (000’s omitted)	$143,470	$162,479	$177,302	$141,409	$103,589	$67,375

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.17%[5]	1.17%	1.14%	1.25%	1.29%	1.32%
Ratio of net investment loss to average net assets	(0.49)%[5]	(0.36)%	(0.42)%	(0.55)%	(1.03)%	(1.13)%

[1]	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

[4]	Not annualized.

[5]	Annualized.

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the six months ended June 30, 2008	For the year ended December 31,		For the period ended December 31, 2005*
Institutional Class		2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$13.26	$12.79	$11.06	$10.00

Income from Investment Operations:
Net investment income	0.01	0.05	0.00 [3,6]	0.02
Net realized and unrealized gain (loss) on investments	(0.85)	1.25	1.92	1.10

Total from investment operations	(0.84)	1.30	1.92	1.12

Less Distributions to Shareholders from:
Net investment income	—	(0.04)	(0.00)[6]	(0.02)
Net realized gain on investments	—	(0.79)	(0.19)	(0.04)

Total distribution to shareholders	—	(0.83)	(0.19)	(0.06)

Net Asset Value End of Period	$12.42	$13.26	$12.79	$11.06

Total Return [1]	(6.33)%[4]	10.11%	17.39%	11.17%[4]

Ratio of net expenses to average net assets	1.06%[5]	1.03%	1.12%	1.18%[5]
Ratio of net investment income to average net assets [1]	0.09%[5]	0.35%	0.02%	0.70%[5]
Portfolio turnover	36%[4]	67%	49%	48%[4]
Net assets at end of period (000’s omitted)	$444,101	$389,075	$205,290	$71,284

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.08%[5]	1.08%	1.16%	1.38%[5]
Ratio of net investment income (loss) to average net assests	0.07%[5]	0.30%	(0.02)%	0.50%[5]

	For the six months ended June 30, 2008	For the year ended December 31,		For the period ended December 31, 2005*
Premier Class		2007	2006
	(unaudited)
Net Asset Value, Beginning of Period	$13.23	$12.76	$11.03	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.01)	0.02	(0.01)[3]	0.01
Net realized and unrealized gain (loss) on investments	(0.84)	1.26	1.93	1.08

Total from investment operations	(0.85)	1.28	1.92	1.09

Less Distributions to Shareholders from:
Net investment income	—	(0.02)	(0.00)[6]	(0.02)
Net realized gain on investments	—	(0.79)	(0.19)	(0.04)

Total distribution to shareholders	—	(0.81)	(0.19)	(0.06)

Net Asset Value End of Period	$12.38	$13.23	$12.76	$11.03

Total Return [1]	(6.35)%[4]	9.95%[7]	17.44%	10.87%[4]

Ratio of net expenses to average net assets	1.26%[5]	1.19%	1.23%	1.34%[5]
Ratio of net investment income (loss) to average net assets [1]	(0.12)%[5]	0.17%	(0.06)%	0.28%[5]
Portfolio turnover	36%	67%	49%	48%[4]
Net assets at end of period (000’s omitted)	$219,793	$212,778	$106,329	$13,428

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.28%[5]	1.24%	1.27%	1.77%[5]
Ratio of net investment income (loss) to average net assests	(0.14)%[5]	0.12%	(0.11)%	(0.15)%[5]

*	Commencement of operations was March 4, 2005.

[1]	Total return and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

[4]	Not annualized.

[5]	Annualized.

[6]	Rounds to less than 0.01 per share.

[7]	The Total Return is based on the Financial Statement Net Asset Values as shown on the left.

Notes to Financial Statements

June 30, 2008 (unaudited)

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: TimesSquare Small Cap Growth Fund (“Small Cap”), and TimesSquare Mid Cap Growth Fund (“Mid Cap”), collectively the “Funds.”

The Funds offer both Institutional and Premier Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by the third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Notes to Financial Statements (continued)

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 –significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
TimeSquare Small Cap
Level 1 - Quoted Prices	$724,918,593	—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	3,750,000	—

Total	$728,668,593	—

TimeSquare Mid Cap
Level 1 - Quoted Prices	$808,334,328	—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$808,334,328	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
TimesSquare Small Cap
Balance as of December 31, 2007	$3,750,000	$0
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Balance as of June 30, 2008	$3,750,000	$0

Net change in unrealized appreciation/depreciation from Investments still held as of June 30, 2008	$0	$0
TimesSquare Mid Cap
Balance as of June 30, 2008	$0	$0

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected to not exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense for the six months ended June 30, 2008 was $73,099 or 0.10% for Small Cap – Premier Class and $197,589 or 0.20% for Mid Cap – Premier Class.

The Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the six months ended June 30, 2008, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the annualized expense ratios were as follows: Small Cap - $22,941 or 0.01% and Mid Cap - $60,451 or 0.02%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), formerly The Bank of New York, the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the six months ended June 30, 2008, the custodian expense was reduced as follows: Small Cap - $75 and Mid Cap - $123.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the six months ended June 30, 2008, the Funds had no overdraft fees.

The Trust also has a balance credit arrangement with its transfer agent, PNC Global Investment Servicing (U.S) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the six months ended June 30, 2008, each Fund’s portion of the transfer agent expense was reduced as follows: Small Cap - $1,713 and Mid Cap - $1,853.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Portfolio – Capital Shares. For the six months ended June 30, 2008, the management fee was reduced as follows: Small Cap - $592, and Mid Cap - $1,073.

Notes to Financial Statements (continued)

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f. Capital Loss Carryovers

As of June 30, 2008, the Funds have no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At June 30, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows : Small Cap Institutional Class – 1 owns 14%; Small Cap Premier Class – 2 collectively own 58%; Mid Cap Institutional Class – 3 collectively own 35%; and Mid Cap Premier Class – 2 collectively own 42%. Transactions by these shareholders may have a material impact on the Funds. Capital share transactions for each class of shares were as follows:

	For the six months ended June 30, 2008		For the year ended December 31, 2007
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	2,420,556	$24,994,906	3,313,044	$43,645,385
Reinvestments of dividends and distributions	—	—	6,313,844	75,324,154
Cost of shares repurchased	(1,336,004)	(13,965,529)	(4,047,618)	(53,648,638)

Net Increase - Institutional Shares	1,084,552	$11,029,377	5,579,270	$65,320,901

Premier Shares:
Proceeds from sale of shares	1,338,898	$13,861,073	2,425,497	$31,775,955
Reinvestments of dividends and distributions	—	—	2,066,883	24,430,563
Cost of shares repurchased	(1,612,335)	(16,597,718)	(4,796,311)	(62,329,405)

Net Decrease - Premier Shares	(273,437)	($2,736,645)	(303,931)	($6,122,887)

Mid Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	9,515,769	$119,137,027	16,293,176	$223,187,437
Reinvestments of dividends and distributions	—	—	1,636,540	21,978,737
Cost of shares repurchased	(3,103,976)	(38,554,357)	(4,629,687)	(63,412,155)

Net Increase - Institutional Shares	6,411,793	$80,582,670	13,300,029	$181,754,019

Premier Shares:
Proceeds from sale of shares	4,990,028	$63,687,960	10,327,494	$137,854,343
Reinvestments of dividends and distributions	—	—	773,454	10,364,275
Cost of shares repurchased	(3,322,221)	(40,500,974)	(3,343,065)	(45,701,226)

Net Increase - Premier Shares	1,667,807	$23,186,986	7,757,883	$102,517,392

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”), who

Notes to Financial Statements (continued)

serves pursuant to a Subadvisory Agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the six months ended June 30, 2008, the annual investment management fee rates, as a percentage of average daily net assets were as follows: Small Cap - 1.00% and Mid Cap 1.00%. The Investment Manager, in turn, pays TimesSquare 1.00% of the average daily net assets of the Funds for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has voluntarily agreed, through at least May 1 , 2009, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets: Small Cap Institutional Class – 1.05%, Small Cap Premier Class – 1.25%, Mid Cap Institutional Class – 1.19% and Mid Cap Premier Class – 1.39%.

The Funds are obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within (36) months after the waiver or reimbursement and that such repayment would not cause each Fund’s operating expenses total in any such future year to exceed the above stated percentages, based on each Fund’s average daily net assets. For the six months ended June 30, 2008, the Funds made no such repayments to the Investment Manager. For the six months ended June 30, 2008, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Small Cap and Mid Cap was $355,498 and $0, respectively.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. The MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the six months ended June 30, 2008, for Small Cap were $195,195,319 and $189,217,626, and for Mid Cap were $299,611,319 and $214,049,712, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4. Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNYM. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5. Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) and has concluded that as of June 30, 2008, no provision for income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations, thereof.

Annual Renewal of Investment Advisory Agreements (unaudited)

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the TimesSquare Mid Cap Growth Fund and the TimesSquare Small Cap Growth Fund (each a “Fund”) and the Subadvisory Agreement with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark index for each Fund (each a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and the Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain an expense limitation for each Fund.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance.

With respect to the TimesSquare Mid Cap Growth Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year and 3-year periods ended March 31, 2008 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the Russell Midcap Growth Index, for each period. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to the TimesSquare Small Cap Growth Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year and 5-year periods ended March 31, 2008 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the Russell 2000® Growth Index, for each period. The Trustees concluded that the Fund’s performance has been satisfactory.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor with respect to each Fund, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to

Annual Renewal of Investment Advisory Agreements (continued)

the advisory fee that it receives from each Fund. The Trustees also noted the current asset level of each Fund and the impact on profitability of any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain expense limitations for the Funds. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreement for each Fund and the profitability to the Subadvisor of its relationship with the Fund, the Trustees noted the current asset level of the Fund and the undertaking by the Investment Manager to maintain an expense limitation for each Fund. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Funds by the Subadvisor to be a material factor in their considerations at this time.

With respect to the TimesSquare Mid Cap Growth Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.19% for Institutional Class Shares and 1.39% for Premier Class Shares. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the TimesSquare Small Cap Growth Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.05% for Institutional Class Shares and 1.25% for Premier Class Shares. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for each Fund.

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

TimesSquare Capital Management LLC

1177 Avenue of the Americas, 39th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment

Management, LLC

MANAGERS AND MANAGERS AMG

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

SEMI-ANNUAL REPORT

Managers AMG

June 30, 2008

Skyline Special Equities Portfolio

SAR018-0608

Managers AMG

Skyline Special Equities Portfolio

Semi-Annual Report — June 30, 2008 (unaudited)

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

FUND PERFORMANCE	4

FUND SNAPSHOTS	5

Portfolio breakdown and top ten holdings at June 30, 2008

SCHEDULE OF PORTFOLIO INVESTMENTS	7

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	9

Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	10

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period	11

Statement of Changes in Net Assets

Detail of changes in Fund assets for the past two periods

FINANCIAL HIGHLIGHTS	12

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As you are undoubtedly aware, the financial markets were under significant pressure during a majority of the six-month period ending June 30, 2008 (the “period”). The period began with the major U.S. equity markets seeing their worst returns in 5 1/2 years during the first quarter, largely driven by investor concerns over the economic impact of a decline in U.S. home values and the related devaluation of the mortgage-securities market. After the Federal Reserve’s mid-March establishment of the credit facility to extend overnight funds to primary dealers and the bail out of Bear Stearns & Co., the second quarter started with many investors believing that the worst of the credit crunch was over, that economic growth would begin to bounce back later in the year, and that stock prices, in anticipation of future growth, would advance. The stock market roughly followed that projected course until approximately mid-to-late May. Stocks, unfortunately, then sold off during the remainder of the quarter as investors’ concerns over surging energy and food prices, continued fallout from the credit crisis, slow economic growth, and declining corporate profits took center stage. Time may tell if the concerns are completely justified. In the short-term, however, the pain in the financial markets has been all too real.

The resulting impact on the equity markets was widespread. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -11.2%, -9.4% and -11.1%, respectively. Despite underperforming during the first quarter, growth indices outperformed their value counterparts for the period (e.g., Russell 3000® Growth Index -9.0% versus Russell 3000® Value Index -13.3%). Within the Russell 3000® Index, all sectors except energy (+12.8%) and materials (+2.3%) were down, with financials experiencing the largest decline (-27.0%). Even with the benefit of currencies that were strong relative to the U.S. Dollar for the period, foreign stock markets offered little help in the way of diversification. For the period, the MSCI EAFE Index returned -11.0% (U.S. Dollars), while the MSCI Emerging Markets Index declined by 11.8%. Conversely, bonds generated mostly positive results as the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Global Aggregate Index returned 1.1% and 3.5% (U.S. Dollars), respectively.

Against this backdrop, the performance of the Skyline Special Equities Portfolio (the “Fund”) discussed in this report was challenged, as detailed below.

Periods Ended 06/30/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Skyline Special Equities Portfolio	(12.79)%	(26.79)%	0.31%	8.22%	5.47%	12.05%	4/23/1987
Russell 2000® Value Index	(9.84)%	(21.63)%	1.39%	10.02%	7.47%		4/23/1987
Russell 2000® Index	(9.37)%	(16.19)%	3.79%	10.29%	5.53%		4/23/1987

Note: Returns greater than one year are annualized.

As noted above, for the six months ended June 30, 2008, the Skyline Special Equities Portfolio returned -12.79%, compared to a return of -9.84% for the Russell 2000® Value Index, the Fund’s primary benchmark.

Deceleration in the economy clearly had a negative impact on a wide range of companies across many sectors. In this environment, several companies in the Fund saw P/E multiple contraction greater than the market, despite continued strong fundamentals. While stock selection detracted from results during the period, an underweight to the energy sector was the primary driver of relative underperformance. An underweight to the poor performing financial sector contributed positively, though stock selection results within the sector offset this somewhat.

While cognizant of the challenges facing investors today and the impact they are likely to have on stock prices over the near term, Skyline Asset Management, L.P. (“Skyline”), the Fund’s subadvisor, believes there are several reasons to be optimistic about the prospects for the Fund, and the market, over the next three to five years. First and foremost, Skyline believes valuations are at very attractive levels. The Fund’s trailing P/E ratio on June 30, 2008, was 11.3x. There have been only three periods in the last 18 years when Fund valuations reached such attractive levels, and, while past performance is not a guarantee of future results, each prior occurrence witnessed subsequent returns that were attractive on both an absolute and relative basis. Additionally, although earnings expectations have moderated, Skyline still expects most of the companies in the Fund to show an increase

1

Letter to Shareholders (continued)

in earnings in 2008. Finally, Skyline’s experience tells them that the best opportunities may be created when investors are most pessimistic. By maintaining their discipline of investing in companies with below-average valuations and above-average earnings prospects, Skyline is confident that they will be able to take advantage of the increased opportunities a fearful market is providing today. Skyline is hopeful of its ability to take advantage of these opportunities to provide solid returns for their long-term investors.

The following report covers the six-month period ended June 30, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ John H. Streur
John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2008	Expense Ratio for the Period	Beginning Account Value 01/01/2008	Ending Account Value 06/30/2008	Expenses Paid During the Period*
Skyline Special Equities Portfolio
Based on Actual Fund Return	1.32%	$1,000	$872	$6.14
Based on Hypothetical 5% Annual Return	1.32%	$1,000	$1,018	$6.62

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

3

Skyline Special Equities Portfolio Performance

All periods ended June 30, 2008 (unaudited)

Average Annual Total Returns[1]	Six Months	One Year	Five Years	Ten Years
Skyline Special Equities Portfolio	(12.79)%	(26.79)%[2]	8.22%[2]	5.47%[2]
Russell 2000® Value Index	(9.84)%	(21.63)%	10.02%	7.47%
Russell 2000® Index	(9.37)%	(16.19)%	10.29%	5.53%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	2.88%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2008. All returns are in U.S. dollars($).

[2]

Effective after the close of business on December 31, 2007, the Fund was reorganized into the Skyline Special Equities Portfolio, a series of Managers AMG Funds. The returns shown include the performance of the predecessor Fund.

The Russell 2000® Index and Russell 2000® Value Index are trademarks of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Skyline Special Equities Portfolio

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Special Equities Portfolio **	Russell 2000® Value Index	Russell 2000® Index	S&P 500
Industrials	25.1%	14.4%	16.6%	11.1%
Information Technology	22.0%	13.2%	17.5%	16.5%
Financials	18.1%	32.6%	18.3%	14.3%
Consumer Discretionary	13.0%	12.3%	12.3%	8.1%
Health Care	8.3%	4.7%	13.4%	11.9%
Telecommunication Services	3.8%	1.2%	1.3%	3.3%
Materials	3.2%	5.9%	4.6%	3.8%
Energy	2.2%	5.7%	9.3%	16.2%
Consumer Staples	1.1%	3.8%	3.2%	10.8%
Utilities	0.0%	6.2%	3.5%	4.0%
Other Assets and Liabilities	3.2%	0.0%	0.0%	0.0%

**	As a percentage of net assets

5

Skyline Special Equities Portfolio

Fund Snapshots (continued)

Top Ten Holdings

Security Name	Percentage of Net Assets
Jos. A. Bank Clothiers, Inc.*	3.1%
inVentiv Health, Inc.	2.9
Cytec Industries, Inc.*	2.8
Reinsurance Group of America, Inc.*	2.7
The Hanover Insurance Group, Inc.*	2.6
CBIZ, Inc.*	2.3
Key Energy Services, Inc.	2.2
Cincinnati Bell, Inc.	2.2
NCI Building Systems, Inc.	2.1
TNS, Inc.	2.0

Top Ten as a Group	24.9%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

6

Skyline Special Equities Portfolio

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 96.8%
Consumer Discretionary - 13.0%
Aaron Rents, Inc.	192,500		$4,298,525
ArvinMeritor, Inc.	263,383		3,287,020
ATC Technology Corp.*	98,400		2,290,752
Big 5 Sporting Goods Corp.	401,722		3,041,036
Dana Holding Corp.*	295,800		1,582,530
Dress Barn, Inc., The*	312,600	[2]	4,182,588
Drew Industries, Inc.*	114,300		1,823,085
Jo-Ann Stores, Inc.*	234,294		5,395,791
Jos. A. Bank Clothiers, Inc.*	362,353	[2]	9,692,943
MarineMax, Inc.*	282,800		2,027,676
McCormick & Schmick’s Seafood Restaurants, Inc.*	344,700		3,322,908
Total Consumer Discretionary			40,944,854
Consumer Staples - 1.1%
B&G Foods, Inc.	384,000		3,586,560
Energy - 2.2%
Key Energy Services, Inc.*	360,234		6,995,744
Financials - 18.1%
Aspen Insurance Holdings, Ltd.	176,573		4,179,483
Cowen Group, Inc.*	317,733		2,452,899
Delphi Financial Group, Inc., Class A	229,329		5,306,673
Financial Federal Corp.	193,000		4,238,280
Hanover Insurance Group, Inc.	193,000		8,202,500
iStar Financial, Inc.	333,873	[2]	4,410,462
Penson Worldwide, Inc.*	256,900		3,069,955
Prosperity Bancshares, Inc.	171,950		4,596,224
RAM Holdings, Ltd.*	492,714		492,714
Reinsurance Group of America, Inc.	195,347		8,501,501
SeaBright Insurance Holdings, Inc.*	426,616		6,177,400
TradeStation Group, Inc.*	433,300		4,397,995
United PanAm Financial Corp.*	198,919		447,568
Total Financials			56,473,654
Health Care - 8.3%
Alliance Imaging, Inc.*	621,600		5,389,272
Chemed Corp.	128,100	[2]	4,689,741
Five Star Quality Care, Inc.*	608,721		2,879,250
Gentiva Health Services, Inc.*	213,638		4,069,804
inVentiv Health, Inc.*	324,100		9,006,739
Total Health Care			26,034,806
Industrials - 25.1%
Acco Brands Corp.*	362,100		4,066,383
Altra Holdings, Inc.*	140,500		2,361,805
Brady Corp.	154,900		5,348,697
CAI International, Inc.*	276,000		4,802,400
Carlisle Co., Inc.	168,752		4,893,808
CBIZ, Inc.*	913,800		7,264,710
Comfort Systems USA, Inc.	192,000		2,580,480
Consolidated Graphics, Inc.*	124,570		6,137,564
Con-Way, Inc.	58,400		2,759,984
Crane Co.*	123,033		4,740,461
Heidrick & Struggles International, Inc.	186,465		5,153,893
McGrath Rent Corp.	44,080		1,083,927
Miller Herman, Inc.	204,200		5,082,538
NCI Building Systems, Inc.*	182,031		6,685,999
Ryder System, Inc.	36,300		2,500,344
SkyWest, Inc.	140,762		1,780,639
Spherion Corp.*	796,900		3,681,678
Toro Co., The	148,638	[2]	4,945,186
Triumph Group, Inc.	65,000		3,061,500
Total Industrials			78,931,996
Information Technology - 22.0%
ADC Telecommunications, Inc.*	205,500	[2]	3,035,235
Arris Group, Inc.*	428,824		3,623,563
Benchmark Electronics, Inc.*	286,289		4,677,962
Brocade Communications Systems, Inc.*	520,023		4,284,990
Electronics for Imaging, Inc.*	372,932		5,444,807
Fairchild Semiconductor International, Inc.*	284,331		3,335,203
Harris Stratex Networks, Inc.*	256,139		2,430,759
Mattson Technology, Inc.*	361,300		1,719,788
ON Semiconductor Corp.*	660,025		6,052,429
Perot Systems Corp.*	379,923	[2]	5,702,644
Polycom, Inc.*	111,232	[2]	2,709,612
Rudolph Technologies, Inc.*	208,900		1,608,530
Smart Modular Technology (WWH), Inc.*	641,759		2,457,937
Super Micro Computer, Inc.*	355,300		2,622,114
SYNNEX Corp.*	224,604	[2]	5,635,314
TNS, Inc.*	266,300		6,380,548
TTM Technologies, Inc.*	382,900	[2]	5,058,109
Virtusa Corp.*	236,901		2,399,807
Total Information Technology			69,179,351

The accompanying notes are an integral part of these financial statements.

7

Skyline Special Equities Portfolio

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 3.2%
Cytec Industries, Inc.	159,165	$8,684,042
Zep, Inc.	95,100	1,415,088
Total Materials		10,099,130
Telecommunication Services - 3.8%
Cincinnati Bell, Inc.*	1,704,434	6,783,647
Syniverse Holdings, Inc.*	321,100	5,201,820
Total Telecommunication Services		11,985,467
Total Common Stocks (cost $344,899,424)		304,231,562
Other Investment Companies - 8.7%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	16,374,741	16,374,741
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	11,090,099	11,090,099
Total Other Investment Companies (cost $27,464,840)		27,464,840
Total Investments - 105.5% (cost $372,364,264)		331,696,402
Other Assets, less Liabilities - (5.5)%		(17,181,922)
Net Assets - 100%		$314,514,480

Based on the cost of investments of $373,263,785 for Federal income tax purposes at June 30, 2008, the aggregate gross unrealized appreciation and depreciation were $26,922,941 and $68,490,324, respectively, resulting in net unrealized depreciation of investments of $41,567,383.

*	Non-income-producing securities.
[1]	Yield shown for an investment company represents its June 30, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of June 30, 2008, amounting to a market value of $15,688,925, or 5.0% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

8

Skyline Special Equities Portfolio

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Assets:
Investments at value (including securities on loan valued at $15,688,925)*	$331,696,402
Receivable for investments sold	1,079,819
Receivable for Fund shares sold	107,612
Dividends, interest and other receivables	229,091
Other assets	266,612

Total assets	333,379,536

Liabilities:
Payable for Fund shares repurchased	1,219,395
Payable upon return of securities loaned	16,374,741
Payable for investments purchased	592,320
Accrued expenses:
Investment advisory and management fees	193,372
Administrative fees	69,851
Trustees deferred compensation	266,612
Other	148,765

Total liabilities	18,865,056

Net Assets	$314,514,480

Shares outstanding	18,453,720

Net asset value, offering and redemption price per share	$17.04

Net Assets Represent:
Paid-in capital	$378,135,440
Undistributed net investment loss	(533,826)
Accumulated net realized loss from investments	(22,419,272)
Net unrealized depreciation of investments	(40,667,862)

Net Assets	$314,514,480

* Investments at cost	$372,364,264

The accompanying notes are an integral part of these financial statements.

9

Skyline Special Equities Portfolio

Statement of Operations

For the six months ended June 30, 2008 (unaudited)

Investment Income:
Dividend income	$1,772,883
Interest income	33,111
Securities lending fees	288,350

Total investment income	2,094,344

Expenses:
Investment advisory and management fees	1,619,811
Administrative fees	449,948
Transfer agent	511,395
Professional fees	51,888
Reports to shareholders	43,511
Custodian	33,279
Registration fees	18,676
Trustees fees and expenses	12,984
Miscellaneous	18,526

Total expenses before offsets	2,760,018

Expense reimbursement	(383,407)
Expense reductions	(887)

Net expenses	2,375,724

Net investment loss	(281,380)

Net Realized and Unrealized Gain (Loss):
Net realized loss on investment transactions	(9,582,305)
Net unrealized depreciation of investments	(42,529,529)

Net realized and unrealized loss	(52,111,834)

Net decrease in net assets resulting from operations	$(52,393,214)

The accompanying notes are an integral part of these financial statements.

10

Skyline Special Equities Portfolio

Statement of Changes in Net Assets

For the six months ended June 30, 2008 (unaudited) and for the year ended December 31, 2007

	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(281,380)	$(86,285)
Net realized gain (loss) on investments	(9,582,305)	29,945,871
Net unrealized depreciation of investments	(42,529,529)	(81,878,432)

Net decrease in net assets resulting from operations	(52,393,214)	(52,018,846)

Distributions to Shareholders:
From net realized gain on investments	—	(71,540,460)

From Capital Share Transactions:
Proceeds from sale of shares	21,913,865	78,004,643
Reinvestment of distributions	—	69,185,272
Cost of shares repurchased	(83,697,364)	(160,962,122)

Net decrease from capital share transactions	(61,783,499)	(13,772,207)

Total decrease in net assets	(114,176,713)	(137,331,513)

Net Assets:
Beginning of period	428,691,193	566,022,706

End of period	$314,514,480	$428,691,193

End of period undistributed net investment loss	$(533,826)	$(252,446)

The accompanying notes are an integral part of these financial statements.

11

Skyline Special Equities Portfolio

Financial Highlights

For a share outstanding throughout each period

	For the six months ended June 30, 2008 (unaudited)	For the year ended December 31,
		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.54	$25.99	$25.43	$28.64	$27.78	$20.86

Income from Investment Operations:
Net investment loss	(0.02)	(0.00)[2,6]	(0.09)[6]	(0.11)[6]	(0.13)[6]	(0.06)[6]
Net realized and unrealized gain (loss) on investments	(2.48)	(2.57)	4.86	3.32	4.68	8.54

Total from investment operations	(2.50)	(2.57)	4.77	3.21	4.55	8.48

Less Distributions to Shareholders from:
Net realized gain on investments	—	(3.88)	(4.21)	(6.42)	(3.69)	(1.56)

Net Asset Value, End of Period	$17.04	$19.54	$25.99	$25.43	$28.64	$27.78

Total Return[1]	(12.79)%[3]	(9.91)%	18.71%	10.89%	16.61%	40.71%

Ratio of net expenses to average net assets	1.32%[4]	1.37%	1.44%	1.47%	1.47%	1.48%
Ratio of net investment loss to average net assets[1]	(0.16)%[4]	(0.02)%	(0.33)%	(0.39)%	(0.47)%	(0.26)%
Portfolio turnover	92%[3]	52%	68%	51%	47%	52%
Net assets at end of period (000’s omitted)	$314,514	$428,691	$566,023	$518,975	$566,356	$524,575

Ratios absent expense offsets:[5]
Ratio of total expenses to average net assets	1.53%[4]	1.47%	1.47%	1.47%	1.47%	1.48%
Ratio of net investment loss to average net assets	(0.37)%[4]	(0.12)%	(0.36)%	(0.39)%	(0.47)%	(0.26)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.) Expense reductions began in 2006.
[2]	Rounds to less than $0.01 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[6]	Per share numbers have been calculated using average shares.

12

Skyline Special Equities Portfolio

Notes to Financial Statements

June 30, 2008 (unaudited)

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Skyline Special Equities Portfolio (the “Fund”).

At the close of business on December 31, 2007, the Fund acquired the assets of Skyline Special Equities Portfolio, a series of Skyline Funds (the “Predecessor Fund”). The Predecessor Fund was the accounting and performance survivor of this transaction.

The Fund’s financial statements is prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time the Fund’s NAV is calculated. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

Skyline Special Equities Portfolio

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Skyline Special Equities
Level 1	$331,696,402	—
Level 2	—	—
Level 3	—	—

Total	$331,696,402	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of June 30, 2008	$0	$0

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”) whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to the Fund. For the six months ended June 30, 2008, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the six months ended June 30, 2008, the Fund had no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the six months ended June 30, 2008, the transfer agent expense was reduced by $887. (Prior to December 31, 2007, the Predecessor Fund did not participate in a balance credit program.)

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of June 30, 2008, the Fund had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At June 30, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: three collectively own 51.8%. Transactions by these shareholders may have a material impact on the Fund.

14

Skyline Special Equities Portfolio

Notes to Financial Statements (continued)

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P. (“Skyline”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Skyline. AMG indirectly owns a majority interest in Skyline.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets for the six months ended June 30, 2008 was 0.90%. The Investment Manager, in turn, pays Skyline 0.77% of the average daily net assets of the Fund for its services as subadvisor.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisors, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

The Investment Manager has contractually agreed, through Decem-ber 31, 2009, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) of the Fund exceed 1.32% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s respective expense cap. At June 30, 2008, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Fund equaled $383,407.

Prior to December 31, 2007, the Predecessor Fund for the Advisor’s management and advisory services and the assumption of most of the Fund’s ordinary operating expenses, the Fund incurred a monthly comprehensive fee based on its average daily net assets. Effective October 1, 2006, the Advisor voluntarily agreed to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets. The waiver’s effect would be to decrease the annual fee paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million) and 1.25% of the next $200 million (over $600 million to $800 million). In addition, the Advisor had agreed voluntarily to add two additional breakpoints to its fees for assets in excess of $800 million in light of the voluntary waiver, as follows: 1.20% of the next $200 million (over $800 million to $1 billion) and 1.15% of average daily net assets in excess of $1 billion. The total amount of management fee waived during the year ended December 31, 2007 was $560,454.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to December 31, 2007, the Predecessor Fund provided a deferred compensation plan for its Trustees who are not officers, limited partners or shareholders of limited partners of the Advisor. Under the deferred compensation plan, Trustees could elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, represented an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the Trustees. These shares were held by the Advisor on behalf of the Fund, the value of which is reflected in “Other assets” on the Statement of Assets and Liabilities at June 30, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund’s net asset value. At June 30, 2008, the unrealized depreciation on these shares amounted to $62,933.

The Fund is distributed by Managers Distributors, Inc. (“MDI”) a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the six months ended June 30, 2008, were $271,518,063 and $341,127,896, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNYM. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then

15

Skyline Special Equities Portfolio

Notes to Financial Statements (continued)

divided between BNYM, as a fee for its services under the program, and the Fund according to agreed-upon rates. (Prior to December 31, 2007, the Predecessor Fund did not participate in a securities lending program.)

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) and has concluded that as of June 30, 2008, no provision for income tax would be required in the Fund’s financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations, thereof.

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

16

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)		The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)		There were no changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)	(1)	Not applicable.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)	(3)	Not applicable.

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	August 29, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 29, 2008